Exhibit 99.2 APRIL 14, 2025

Disclaimer Kodiak Robotics, Inc. (“Kodiak” or the “Company”) and Ares Acquisition Corporation II (“AACT”) are providing this presentation and the accompanying oral remarks (collectively, the “Presentation”) to assist interested parties in making their own evaluation with respect to a potential business combination of Kodiak and AACT and related transactions (the “Proposed Business Combination”). The Presentation is for informational purposes only and is being provided to you solely in your capacity as a potential investor in the combined company resulting from the Proposed Business Combination. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior written consent of Kodiak and AACT is prohibited. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that (a) it is aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, (b) it is familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and (c) it will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, Rule 10b-5 thereunder. INDUSTRY AND MARKET DATA All information and opinions expressed in this Presentation, including market data and other statistical information, was obtained from or based on sources believed to be reliable as of the date of this Presentation and has been provided in good faith. Neither Kodiak, AACT, nor any of their respective afﬁliates, directors, ofﬁcers, employees or advisers or any other person has independently veriﬁed the information in this Presentation and no representation or warranty, express or implied, is or will be given by any such person as to its accuracy or completeness of information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction. This Presentation includes certain data also based on the good faith estimates of Kodiak and AACT, which are derived from their respective reviews of internal and independent sources. This Presentation contains preliminary information only, is subject to change at any time and is not and should not be assumed to be complete. This Presentation does not constitute all the information necessary to adequately evaluate and make an informed decision with respect to an investment in the Proposed Business Combination, any engagement with Kodiak and AACT or any other matter. Kodiak and AACT disclaim any duty to update the information contained in this Presentation. Viewers of this Presentation should make their own evaluation of the Proposed Business Combination or any other transaction and of the relevance and adequacy of the information and should make other investigations they deem necessary. FORWARD-LOOKING STATEMENTS This Presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended. These include AACT's or Kodiak's or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identiﬁed by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “potential,” “budget,” “may,” “will,” “could,” “should,” “continue” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Kodiak’s and AACT’s expectations with respect to future performance, the addressable market for Kodiak’s products, Kodiak’s operational and product roadmap and its ability to produce its products at a commercial level, the competitive and regulatory landscape for Kodiak’s products, Kodiak’s estimated target economics, the capitalization of AACT after giving effect to the Proposed Business Combination between AACT and Kodiak and expectations with respect to the future performance and the success of the combined company following the consummation of the proposed business combination (the “combined company”). These statements are based on various assumptions, whether or not identiﬁed in this Presentation, and on the current expectations of Kodiak’s and AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a deﬁnitive statement of fact or probability. Actual events and circumstances are difﬁcult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kodiak and AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, ﬁnancial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected beneﬁts of the Proposed Business Combination or that the approval of the equity holders of Kodiak or AACT is not obtained; failure to realize the anticipated beneﬁts of the Proposed Business Combination; risks related to the rollout of Kodiak’s business and the timing of expected business milestones; the effects of competition on Kodiak’s business; supply shortages in the materials necessary for the production of Kodiak’s products; risks related to working with third-party manufacturers for key components of Kodiak’s products; risks related to the retroﬁtting of Kodiak’s vehicles by third parties; the termination or suspension of any of Kodiak’s contracts or the reduction in counterparty spending; delays in Kodiak’s operational roadmap with key partners and customers; the amount of redemption requests made by AACT’s public equity holders; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in ﬁlings and potential ﬁlings by Kodiak, AACT or the combined company resulting from the Proposed Business Combination with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors.” If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Kodiak nor AACT presently know or that Kodiak and AACT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a deﬁnitive statement of fact or probability. Proprietary & Conﬁdential | 2

Disclaimer (continued) In addition, forward-looking statements reﬂect Kodiak’s and AACT’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Kodiak and AACT anticipate that subsequent events and developments will cause Kodiak’s and AACT’s assessments to change. However, while Kodiak and AACT may elect to update these forward-looking statements at some point in the future, Kodiak and AACT speciﬁcally disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Kodiak’s or AACT’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Kodiak, AACT, nor any of their respective afﬁliates have any obligation to update this Presentation other than as required by law. In addition, this presentation contains certain information about the historical performance of Kodiak. You should not view information related to the past performance of Kodiak as indicative of future results. Certain information set forth in this presentation includes estimates and targets and involves signiﬁcant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the Proposed Business Combination, AACT and Kodiak plan to ﬁle a registration statement on form S-4 (the “Registration Statement”) with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the Proposed Business Combination and a preliminary proxy statement with respect to the shareholder meeting of AACT to vote on the Proposed Business Combination. AACT and Kodiak also plan to ﬁle other documents and relevant materials with the SEC regarding the Proposed Business Combination. After the Registration Statement is declared effective by the SEC, the deﬁnitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of AACT as of the record date to be established for voting on the Proposed Business Combination. SECURITY HOLDERS OF KODIAK AND AACT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Kodiak and AACT once such documents are ﬁled with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents ﬁled by AACT may be obtained free of charge from AACT at www.aresacquisitioncorporationii.com. Alternatively, these documents, when available, can be obtained free of charge from AACT upon written request to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167, Attn: Secretary, or by calling (888) 818-5298. The information contained on, or that may be accessed through the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation. PARTICIPANTS IN THE SOLICITATION AACT, Kodiak and their respective directors and executive ofﬁcers may be deemed to be participants in the solicitation of proxies from the shareholders of AACT in connection with the Proposed Business Combination. Security holders may obtain more detailed information regarding the names, afﬁliations and interests of certain of AACT’s executive ofﬁcers and directors in the solicitation by reading AACT’s ﬁnal prospectus related to its initial public offering ﬁled with the SEC on April 24, 2023, the deﬁnitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials ﬁled with the SEC in connection with the Proposed Business Combination when they become available. Information concerning the interests of AACT’s participants in the solicitation, which may, in some cases, be different from those of AACT’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement. NO OFFER OR SOLICITATION This Presentation shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AACT, Kodiak or the combined company resulting from the Proposed Business Combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualiﬁcation under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in where such distribution or use would be contrary to local law or regulation. TRADEMARKS AND TRADE NAMES Kodiak and AACT own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, or products in this Presentation is not intended to, and does not, imply a relationship with Kodiak or AACT, or an endorsement or sponsorship by or of Kodiak or AACT. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Kodiak or AACT will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Proprietary & Conﬁdential | 3

Today’s Presenters Don Burnette Eric Chow Michael Wiesinger Allyson Satin Founder and CEO CFO COO COO, AACT Proprietary & Conﬁdential | 4

Kodiak to Go Public in Partnership with Ares Acquisition Corp. II

Ares Platform Expertise

- Ares Management Corporation ("Ares" | NYSE:ARES) is a global alternative asset manager with $525b+ of AUM[1]
- Ares Acquisition Corporation II ("AACT" | NYSE:AACT) is a special purpose acquisition company with $551m cash-in-trust
  - Unique opportunity as AACT is one of three SPACs with $300m+ of cash remaining in trust[2]
- Ares offers meaningful value creation capabilities for its investments:
  - Demonstrated track record accessing the public markets
  - Significant experience managing and growing publicly traded companies and
  - Dedicated portfolio management teams with experience across market cycles

Ares' Sponsorship & Deep Investing Experience[3]

10+ IPOs[4]
successfully brought to market

$90b+ invested[5]
in transportation, logistics and technology since inception

Ares & Kodiak Partnership

ARES

- 20+ year track record of value creation for public markets investors
- 5 listed vehicles and $70b+ in market cap[6]
- $30m of financing to Kodiak to support continued platform growth[7]

kodiak

- A leading autonomous trucking provider
- Customer-owned, driverless trucks making 24/7 deliveries today
- Seasoned team and deep bench including experience at autonomous industry pioneers

Ares and AACT Will Accelerate and Support Kodiak's Growth Plan

Note: As of December 2024 unless otherwise noted. AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a registered investment advisor and a wholly owned portfolio company of Ares Capital Corporation, a subsidiary of Ares. (1) AUM pro-forma for closing of the GLP International acquisition which occurred on March 1, 2025. (2) SPACResearch as of 3/24/25, excludes SPACs with announced transactions. (3) Investment experience includes IPOs and invested capital from relevant investments made by Ares Private Equity, Ares Opportunistic Credit and Ares Direct Lending, including Ares Capital Corporation. (4) Represents IPOs or public market sales of ACOF portfolio companies from inception to date. (5) Represents total invested capital since inception across transportation, logistics, and technology related sectors by ACOF, ASOF, EDL as of 12/31/2024 and USDL as of 9/30/2024. (6) Includes the combined market capitalization of ARCC, ARDC, ARES, AACT and ACRE as of 12/31/24. (7) Includes $10 million of Simple Agreements for Future Equity ("SAFEs") funded to-date and $20 million of Second Lien Convertible Notes expected to fund in connection with the signing of a business combination agreement.

kodiak
Proprietary & Confidential | 5

Value Creation Through Kodiak & AACT Partnership

kodiak

+

ARES ACQUISITION CORPORATION II

Significant Total Addressable Market Opportunity
$4+ trillion TAM[1] across commercial trucking and public sector opportunities - Kodiak's target applications

Compelling Tailwinds in Autonomous Trucking
Autonomy helps solve industry pain points, including chronic issues of driver shortage and rising costs, and we believe offers increased safety, efficiency, and ancillary benefits

Autonomous Trucking Business Generating Revenue Today with Strong Customer Traction
Customer-owned driverless trucks operating in the Permian Basin through partnership with Atlas Energy Solutions; Making deliveries across four active freight lanes with leading shippers and carriers

Single Technology Platform
Unified architecture leverages the same core software, hardware, and AI models across all deployments and use cases to maximize reliability, scalability, and efficiency

Value Creation through Near Term Capital Support from Ares & Existing Shareholders
Private financing raised from Ares, existing shareholders, and ARK Investments to support Kodiak's growth; 100% rollover from existing investors; $551 million AACT[2] cash-in-trust

(1) Verified Market Research, *Road Freight Transportation Market Size and Forecast*. TAM presented is as of 2023 for the global road freight transportation market.
(2) As of December 31, 2024

kodiak
Proprietary & Confidential | 6

Kodiak Overview a Proprietary and Conﬁdential 2025 01

Kodiak delivers AI-powered autonomy that tackles some of the tough driving jobs that help keep the world moving. a Proprietary and Conﬁdential 2025 8

Transportation Faces Growing Challenges

Trucking is demanding and unforgiving—we believe rising costs, safety risks, and workforce shortages are straining the industry.

Labor Shortages & Workforce Challenges

Long hours, time away from home, and dangerous working conditions

Estimated **60k**[1] truck driver shortage as of 2024, with **1m+** drivers needed over the next decade[2]

70+% annual turnover rate of driver pools for large truckload fleets[3]

Safety Risks

Fatigue, distraction, and extreme conditions increase risk

85+%[4] of truck crashes are caused by human error. From 2021-2023, large truck crashes resulted in over 15,000 deaths[5]

Rising Costs & Inefficiencies

Fuel costs, inefficient driving, and delays increase expenses

Since 2014, overall trucking costs are up **~33%**, driver wages are up **~68%**, and insurance costs are up **~39%**[3]

Strategic & Operational Pressures

71% of retailers target next-day or same-day delivery to meet consumer demand[6]



(1) American Transportation Research Institute, Critical Issues in the Trucking Industry - 2024, October 2024. (2) American Trucking Association, ATA Releases Updated Driver Shortage Report and Forecast, July 23, 2019. (3) American Transportation Research Institute, An Analysis of the Operational Costs of Trucking: 2024: Update, June 2024. Annualized turnover presented is as of 2023 for fleets with 251 trucks or more, and overall trucking costs, driver wages, and insurance costs comparison is from 2014 to 2023. (4) FMCSA, The Large Truck Crash Causation Study - Analysis Brief, July 2007. Data is from April 2001 to December 2003. (5) FMCSA, Motor Carrier Safety Progress Report Federal Motor Carrier Safety Administration, as of March 31, 2024. (6) Retailer Industry Leaders Association and McKinsey & Company, Retail Speaks. Retailer delivery speed goals as of 2022.

kodiak

Proprietary & Confidential | 9

Autonomy is the Solution—Kodiak's AI Driver is *Operating Today*

The Kodiak Driver is an AI-powered autonomous system built to handle some of the world's toughest trucking jobs—delivering driverless technology that is safe, scalable, and commercially deployed today.

Kodiak Driverless Trucks are on the Road

Kodiak has launched fully-driverless operations with Atlas Energy Solutions, hauling goods up to 24/7

Revenue-Generating Autonomy

Leading shippers and carriers are paying Kodiak market rates to run freight using Kodiak-equipped autonomous trucks today

Real-World Operations

The Kodiak Driver has logged over 2.6m autonomous miles[(1)] across multiple environments and trucking applications

Customers are Ready

Industry leaders are eager to adopt Kodiak's driverless technology, moving beyond pilots to real operations kodiak

(1) Data as of February 28, 2025, by Kodiak and customer vehicles, inclusive of autonomous driving with Safety Driver present.

Proprietary & Confidential | 10

Delivering in a $4t+ Market that Keeps the World Moving

Commercial Trucking Opportunity


$4t+
Global Commercial Trucking Market[1]
~$1t
US Commercial Trucking Market[2]

Kodiak Trucking Applications



Commercial Trucking

Public Sector

(1) Verified Market Research, Road Freight Transportation Market Size and Forecast. TAM presented is as of 2023 for the global road freight transportation market. (2) ATA American Trucking Trends, 2024 Gross Freight Trucking Revenues for 2023 in the United States.

kodiak Proprietary & Confidential | 11

A Business Model Tailored to Customer Operations Commercial Trucking Public Sector Kodiak Driver-as-a-Service Overview Integrating the Kodiak Driver into customer ﬂeets Per Mile License Fee R&D Funding & Revenue or Fee Per Vehicle Per Vehicle License Fee Services Operation and System Support Sustainment Services Expected Contract 4+ Years on Sustainment 3-4 Years per Truck Duration Services Variable Expense: Hardware cost, remote and on-site support, other Expenses Fixed Costs: R&D, S&M, G&A Asset-Light Business Model Balance Sheet Proprietary & Conﬁdential | 12

Kodiak’s AI-Driven Approach to Ground Autonomy—The Kodiak Driver AI-Driven Autonomy; Common Modular Single AI Driver Independent of HD Maps Technology Platform Hardware Highway Surface Streets Dirt Roads Off-Road (1) A uniﬁed virtual driver powered by Free from HD map constraints, A vehicle-agnostic self-driving Designed for easy maintenance parallel deep neural networks, our system is designed to see the system with redundant with no special training—faster to continuously learning across road, analyze its surroundings, safety-critical functions, built to replace than a tire, designed to domains for efﬁcient, scalable and drive based on real-time operate across multiple maximize system uptime. autonomy. perception—adapting to platforms—and operating today. construction, obstacles, and shifting lanes. (1) Subject to certain minimum speciﬁcations. Proprietary & Conﬁdential | 13

History of Reaching Major Milestones 2018 - 2021 2022 2023 2024 2025 APR ‘18 JUL ’19 JUN ‘22 OCT ‘22 MAR ‘23 DEC ‘23 JAN ‘24 MAY ‘24 JUL ‘24 SEP ‘24 MAR ‘25 Kodiak First SensorPods Awarded U.S. 24/6 Ford F-150 Launch of Gen6 Partnership MSA signed Driverless Surpassed 750 founded autonomous introduced DoD Program of DAL <> ATL unveiled - driverless-ready with Textron with Atlas Textron hours of commercial Record contract operations autonomous Systems for Energy Systems commercial truck platform delivery for autonomous off-road unmanned RIPSAW® M3 driverless in Texas Army ground vehicle for military vehicle unveiled operations vehicles DoD DEC ‘23 MAY ‘24 JUL ‘24 DEC ‘24 MAR ‘25 Houston First Kodiak, J.B. Delivered ﬁrst First 100 truck truckport commercial Hunt, and 2 driverless commitment established driverless Bridgestone Kodiak from Atlas with Ryder freight delivery collaboration Driver-equipped semi-trucks to Atlas Select Commercial (1) Partners (1) Kodiak has also announced partnerships with IKEA, Loadsmith, and Maersk, and has a number of other yet to be announced partnerships. Proprietary & Conﬁdential | 14

Real-World Impact and Demonstrated Market Leadership Autonomous (1) (1) Loads Delivered Miles Driven 7,000+ 2.6m+ Hours of Paid (2) (3) Network Size Driverless Operations 20k miles 750+ (1) Data as of February 28, 2025, by Kodiak and customer vehicles, inclusive of autonomous driving with Safety Driver present. (2) Network represents miles for Commercial Trucking and Public Sector routes operated by Proprietary & Conﬁdential | 15 Kodiak. (3) Data as of March 31, 2025.

Outpacing the Competition (1) (2) Autonomous 2.6m+ 2.6m+ Miles Driven Customer-Owned Driverless Trucks 2 0 (3) Hours of Paid Driverless Operations 750+ 0 Quarterly (4) Cash Burn ~$20m ~$150m (1) Data as of February 28, 2025 by Kodiak and customer vehicles, inclusive of autonomous driving with Safety Driver present. (2) Aurora’s Q4 earnings released February 12, 2025. Proprietary & Conﬁdential | 16 (3) Data as of March 31, 2025. (4) Figures as of Q4'24. Quarterly cash burn deﬁned as cash ﬂow from operating activities less capital expenditures.

Kodiak is Focused on Efﬁcient Use of Partnerships to Manage Time and Costs No HD maps. Designed to see the road, analyze ● HD maps offer rich detail, but are expensive surroundings, and drive based on real-time to build and maintain, and require frequent Navigation perception updates Critical for off-road capabilities Third-party suppliers provide manufacturing and ● In-house development of LiDAR creates supply chain redundancies with economies of economy of scale constraints scale LiDAR ● Requires additional R&D and headcount expense Modular components provide accelerated path ● Limited commercialization ability due to to market design dependence on other OEM Integration Simpliﬁed maintenance designed to increase ● Slower execution timeline uptime Proprietary & Conﬁdential | 17 Statements on this slide reﬂect the opinions of Kodiak management and AACT only.

Kodiak’s Core Value: Safety First, and Always Kodiak’s Safety Case Framework Safety is the foundation of everything we build. It’s not an afterthought—it’s the driving force behind what we do and why we do it. Safety Culture Engineered Manufacturing & SMS to Drive Safely and Quality Kodiak’s Safety Case Framework is a structured approach that provides clear, evidence-backed reasoning for how we manage the risks of autonomous vehicle operations, fostering conﬁdence among customers, regulators, and the general public. Operationally Vigilant on Field Monitoring & Safe Cyber Security Continuous Improvement Proprietary & Conﬁdential | 18

Experience That Drives Innovation Don Burnette Andreas Wendel Michael Wiesinger Eric Chow Jordan Coleman CEO/Founder CTO COO CFO Chief Legal & Policy Ofﬁcer Gerhard Eschelbeck Jamie Hoffacker Zsuzsanna Major Tyler Rosengren CISO VP of Hardware VP of People VP of Marketing Proprietary & Conﬁdential | 19

Guided by Industry Leaders Kodiak’s Industry Advisory Council brings together trucking experts to advise on Kodiak's approach to autonomy, safety case development, commercial deployment, and regulatory challenges. Chad Dittberner Anne Ferro William Kruger SVP, Dry & Expedited Former Administrator, VP of Fleet Maintenance & FMCSA; Former President & Engineering Werner Enterprises CEO, AAMVA UPS Shannon Newton James Reed Brett Suma President VP of Transportation Founder & CEO Development Arkansas Trucking Loadsmith Walmart Association Proprietary & Conﬁdential | 20

The Kodiak Driver at Work z Proprietary and Conﬁdential 2025 02

Coast-to-Coast Commercial Network Current lane network serves some of the most freight (1) dense lanes in the US Kodiak Facilities Daily Operations Operational Ready Announced customer relationships with some of (2) the country’s largest transportation providers (1) Network represents miles for commercial trucking routes operated by Kodiak. Proprietary & Conﬁdential | 22 (2) Kodiak has also announced customer relationships with IKEA, Loadsmith, and Maersk, and has a number of other yet to be announced relationships with major shippers and carriers.

Building the Roadmap for Autonomous Trucking—Together

Kodiak collaborates with fleet partners to integrate the Kodiak Driver into their operations through its **Partner Deployment Program**. This structured, multi-step framework provides a clear, strategic path for incorporating autonomous trucks into fleet operations and daily workflows.

Program Phases

1. 360° Discovery
2. Network & Value Assessment
3. End-to-End Solution Definition
4. Fleet & System Integration
5. Customer Success Roadmap
6. Rollout & Scale

Parallel Active Operations

- Partner with customers to deliver freight using Kodiak fleet and identify integration requirements
- Driverless deliveries utilizing Kodiak fleet
- Driverless deliveries with Kodiak Driver on partner fleets kodiak

Proprietary & Confidential | 23

Scaling Driverless Trucks with Atlas Energy Solutions


Fountainhead

"We plan to be adding additional autonomous trucks to the fleet with the goal of going to a significantly higher number. We're really excited about what we've seen."

John Turner
Atlas, President and CEO

Atlas Energy Solutions

First Known Publicly Announced Driverless Trucks in Commercial Operations

- Solving operational challenges – Kodiak's driverless technology helps Atlas address challenges with driver recruitment, high labor costs, and demanding operating conditions, strengthening its competitiveness.
- Customer-owned driverless deployment – Atlas Energy Solutions operates its own fleet of Kodiak-equipped semi-trucks.
- Revenue-generating driverless operations today – delivering day and night in most weather conditions.
- Integrated with Atlas's 42-mile Dune Express conveyor system for end-to-end automation.
- Commitment from Atlas to order initial 100 trucks secured after Kodiak exceeded key performance and operational milestones in March 2025.

2
Customer-Operated Driverless Semi-Trucks(1)

100
Initial Truck Commitment

750+
Hours of Paid Driverless Operations(1)

(1) Data as of March 31, 2025.

kodiak

Proprietary & Confidential | 24

Kodiak and J.B. Hunt ● Long-haul autonomy in operation – The Kodiak Driver Move Freight moves freight between Dallas and Atlanta, running beyond a single driver’s 11 hours of service limit, enabling Autonomously faster delivery. ● Integrated with J.B. Hunt’s network – J.B. Hunt handles Between Dallas and ﬁrst- and last-mile delivery, with trailer transfers at Kodiak facilities. Atlanta ● Shipper-backed deployment – Kodiak and J.B. Hunt’s collaboration has moved freight for Bridgestone (SC to TX) and other major shippers (TX to GA). ● Demonstrated performance – Running 24 hours a day, four days a week, showing the reliability of autonomous trucking. Loads Lanes (1) Delivered Operated 150+ DAL ATL Miles (1) Traveled 120k+ (1) Loads delivered and miles traveled as of Feb 28, 2025. Proprietary & Conﬁdential | 25

Integrating ● Operational since 2022 – Currently running 24-hour Autonomy Into autonomous trucking operations, four days a week. ● Integrated partnership – Werner is part of Kodiak’s Freight Operations Partner Deployment Program and Industry Advisory Council, helping shape the future of autonomous logistics. ● Expanding system capabilities – Working together to integrate Kodiak’s autonomous technology into Werner’s operations. ● Scalable operations – Hundreds of thousands of miles traveled and hundreds of loads delivered, demonstrating the impact of autonomous freight. DAL JAC Loads Lanes (1) Delivered Operated 250+ DAL ATL Miles (1) Traveled 200k+ (1) Loads delivered and miles traveled as of March 19, 2025. Proprietary & Conﬁdential | 26

Delivering Military Robotic Combat Vehicle (RCV) Program Ground Autonomy with Proven AI Kodiak was competitively selected and entered into a contract with the U.S. Army in October 2022 to deliver an end-to-end autonomous solution for the U.S. Army Robotic Combat Vehicle Program. ● Received ~$30m for the 3-year program to date. ● Completed real-world testing in off-road and combat-relevant environments, including California mountainous grassland, Texas desert, and Michigan snow. Proprietary & Conﬁdential | 27

Strategic Relationship Supporting the U.S. Army’s RCV Program ● Strategic Collaboration with RCV Vehicle Competitor - Textron Systems is in active competition for the U.S. Army’s Robotic Combat Vehicle program. ● Uncrewed Vehicle Operations - Integration with RIPSAW® M3, which has no room for a driver. “The collaboration between Textron Systems and ● Assisted Autonomy Flexibility - Assisted Kodiak demonstrates a transformative solution for Autonomy enables ﬂexible operations across the U.S. military, representing a major step forward operating domains. in delivering a mission-ready autonomous system. We believe our work together will help redeﬁne the future of uncrewed ground vehicles, bringing cutting-edge autonomous technology to our industry-leading vehicles.” David Phillips Senior Vice President, Air, Land and Sea Systems at Textron Systems Proprietary & Conﬁdential | 28

Technology Proprietary and Conﬁdential 2025 03

Single Technology Platform Kodiak’s integrated platform combines advanced software with modular hardware. AI Behind Modular Hardware Oversight and One Common the Wheel Built to Scale Integration Tools Technology Perception, planning, and SensorPods, compute, and Offboard systems for control for autonomous driving. safety redundancies. monitoring, validation, and ﬂeet operations. Driving Autonomy Across Applications Proprietary & Conﬁdential | 30

AI That Sees, Thinks, and Drives Advanced AI designed to drive in a wide range of environments - A single AI-powered driver operates across commercial trucking and public sector applications without retraining. Multi-Sensor Perception Scalable, Adaptable AI Iterative Development Kodiak AI treats all sensors—LiDAR, Modular design supports hardware A rigorous approach combining radar, and cameras—as equal, with an upgrades and sensor changes without real-world testing, simulation, and architecture designed to maximize the requiring full system retraining. validation informs continuous value of each data source without software improvement efforts. over-relying on a single sensor. Proprietary & Conﬁdential | 31

Modular Hardware Powering Driverless Operations



SensorPods
Perception Sensors
Redundant Steering
AI Compute Stack
Compute, Networking, Communications, Power Distribution, Cooling
Redundant Power
Redundant Braking
Actuation Control Engine (ACE)
Safety Critical Controller
Sensing + Thinking
Safety + Redundancy

SensorPods

Self-contained modules with LiDAR, radar, and cameras for perception. Patent-pending quick-disconnect attachment enables fast field swaps without specialized training, and is designed to maximize uptime and utilization.

Redundant Architecture

Redundant compute, sensing, power, and actuation promote safe and reliable driverless operation, even in the event of a partial equipment failure.

Actuation Control Engine (ACE)

Kodiak's safety-critical ACE provides real-time, redundant actuation for precise vehicle control. Designed with a universal interface using industry standards for efficient vehicle integration.

Ecosystem Approach

Kodiak partners with leading providers of sensors, compute, actuation, and power to accelerate deployment and improve efficiency.

kodiak

Proprietary & Confidential | 32

Versatile Autonomy Built For Scale

Efficient Integration

Modular design and custom calibration streamline upfit with minimal touch.

Proven Across Platforms

Integrated on four vehicle types, with the capability to retrofit new models in-house and scalable production with upfit partners.

Eco-System First Approach

Partnerships with OEMs, Tier 1 suppliers, and contract manufacturers enable scalable AV hardware production.

Meeting Customer Needs

Autonomy isn't one-size-fits-all. The Kodiak Driver is engineered to meet fleet preferences across OEMs, models, and configurations—and to haul a wide range of trailer types and weights.

Platform Integrations

Kenworth T680 (2018)



Ford F-150 (2023)



Peterbilt 567 (2024)



Textron Systems RIPSAW® M3 (2024)



Freight Hauling

Container Freight


MAERSK

Dry Van



Refrigerated Freight



Hopper Trailers



kodiak

Proprietary & Confidential | 33

Kodiak Services: Connecting Autonomy with Customer Operations Customer-Centric Approach - Built in collaboration with partners, Kodiak’s services complement customers’ existing operations rather than reinventing them—delivering maintainable, ﬂexible, and scalable autonomy solutions tailored to customer needs. Integrated with Customer Operations Offboard systems are built to connect with ﬂeet management, transportation management, yard operations, and smart trailer systems for easy adoption. Fleet Management & Control Supports real-time planning, reporting, over-the-air updates, and adaptable routing for routes not previously driven. Remote Assistance & Expanded Capability AI-guarded assistance enables low-latency, high-precision control, extending operations beyond autonomy’s Operational Design Domain (ODD) into unstructured environments. Proprietary & Conﬁdential | 34

Roadmap Proprietary and Conﬁdential 2025 04

Commercial and Product Roadmap

	2024	2025	2026	2027+
Commercial	Commercial Launch	Path to Gross Profit		
		Path to Scale & Self Funding		
		10's of Trucks Delivered	100's of Trucks Delivered	1,000's of Trucks Delivered
Product				
Validated Lanes	Few Lanes Off-Highway	+Many Lanes Off-Highway	+Few Lanes on Highway	+Many Lanes on Highway
Validated Trailer Configs	Dry Van, Refrigerated, Intermodal, Hopper	+Double Hopper (2x 40')	+Triple Hopper (3x 40') + Double Pup (2x 28')	+Triple Pup (3x 28')
Delivery Model	End-to-End to Select Customer Endpoints		End-to-End to Most Customer Endpoints	
Fleet Ownership	Kodiak owned	+Customer owned		
Daily Uptime	16+ hrs	18+ hrs	20+ hrs	22+ hrs
Truck Platform	Class 8 Sleeper Cab Redundant Platform		Class 8 Day Cab Redundant Platform	Multiple Class 8 OEMs and Vehicle Specs
Kodiak Driver Hardware	In-House AV Component Assembly	Contract Manufacturer for AV Components		Tier1 Hardware-as-a-Service AV Components
Kodiak Driver Integration	OEM Trucks with Kodiak Upfit	OEM Trucks with High Volume Upfit Partner		OEM Lineside Integration
Services	Remote Assist 1: Few	AI Agent Assist		Remote Assist 1: Many
	On-Site Support: High			On-Site Support: Low

kodiak

Past performance is not a guarantee of future results. There can be no assurance that historical trends will continue or that these results will be achieved.

Proprietary & Confidential | 36

Current Legal and Regulatory Structure Supports Deployment Regulatory approval in 24 states for driverless operations. Deployment Testing Allowed Silent Human Must Be Present Commercial AVs Only Under 10k lb Driverless Only Kodiak Operational Ready Lanes Proprietary & Conﬁdential | 37

Business Model Overview z Proprietary and Conﬁdential 2025 05

Business Model Commercial Trucking Public Sector Kodiak Driver-as-a-Service Overview Integrating the Kodiak Driver into customer ﬂeets Per Mile License Fee R&D Funding & Revenue or Fee Per Vehicle Per Vehicle License Fee Services Operation and System Support Sustainment Services Expected Contract 4+ Years on Sustainment 3-4 Years per Truck Duration Services Variable Expense: Hardware cost, remote and on-site support, other Expenses Fixed Costs: R&D, S&M, G&A Asset-Light Business Model Balance Sheet Proprietary & Conﬁdential | 39

Transforming Partner Economics

We believe Kodiak's autonomous solution can provide meaningful total cost of ownership benefits to end customers.

The Problem		The Kodiak Driver Solution
Limited Driver Hours per day 11-hour behind the wheel maximum[1]	›››	At least 2x as productive as a solo human driver
Rising Driver Costs ~68% increase in driver wages since 2014[2] (40% greater than inflation)[3]	›››	Efficient and more predictable "driver" costs
Driver Inefficiencies 16% empty mileage per trip[2] 50+% of all fleets reported more than one hour of idling per day[4]	›››	Enhanced fuel economy and reduced emissions through less idling and more optimal asset use
Driver Safety Over 15,000 people killed in crashes involving large trucks from 2021-2023[5]	›››	Insurance and maintenance cost savings through enhanced safety

Statements on this slide reflect the opinions of Kodiak management and AACT only.

kodiak

(1) FMCSA, *Summary of Hours of Service Regulations*, as of March 23, 2025. (2) American Transportation Research Institute, *An Analysis of the Operational Costs of Trucking: 2024 Update*, June 2024. Overall trucking costs, driver wages, and insurance costs comparison is from 2014 to 2023. (3) Cumulative inflation January 2015-January 2023 BLS.gov. (4) U.S. Department of Energy, *Fact #917: March 21, 2016 Work Truck Daily Idle Time by Industry*, March 21, 2016. Data presented is as of 2015. (5) FMCSA, *Motor Carrier Safety Progress Report Federal Motor Carrier Safety Administration*, as of March 31, 2024.

Proprietary & Confidential | 40

Business Model Economics Per Mile License Fee Monthly / Annual License Fee per Vehicle Description Customers pay a license fee for the software Customers pay a monthly or annual license fee and supporting services on a per mile driven for the software and supporting services on a basis per vehicle basis Current driver costs Current Cost per Mile Avg. Annual Cost for customers (1) (1) $0.97 $341k of a Human Driver of a Human Driver Incremental cost savings ● Reduced Driver-Related Overhead for customers driven by ● Reduced Insurance Premiums Kodiak solution ● Reduced Fuel Cost Total expected savings for customers from Savings 15-35% Kodiak solution Target long-term gross margin proﬁle on Blended Basis 60-80% Past performance is not a guarantee of future results. All investments involve risk of loss, including loss of principal invested. There can be no assurance that historical trends will continue or that these results will be achieved. (1) American Transportation Research Institute, An analysis of the Operational Costs of Trucking: 2024: Update, June 2024. Data as of 2023. Average Annual Cost of a Human Driver calculated by adding 2023 Driver Wages and Beneﬁts Proprietary & Conﬁdential | 41 which totals to $38.90 x Target Daily Operational Hours 24 x Target Operational Days per Year 365.

Potential Annual Recurring Revenue per Truck

Per Mile License Fees[1]

275 Annual Operating Days × 18 Operating Hours per Day × 45 MPH Avg. Speed = ~225k Miles per Year

[$0.97 Current driver cost per mile[2] + Driver Management/ Overhead, Fuel, and Insurance Costs] × 225k Miles per Year Less 15–35% Total Expected Customer Savings = $150k–$190k Run-rate Recurring Revenue per Truck

Monthly / Annual License Fee per Vehicle

[$341k Avg. Annual Cost of Human Driver[2] + Driver Accommodation, Driver Management/ Overhead, Fuel, and Insurance Costs] Less 15–35% Total Expected Customer Savings = $230k–$300k Run-rate Recurring Revenue per Truck

Past performance is not a guarantee of future results. All investments involve risk of loss, including loss of principal invested.
There can be no assurance that historical trends will continue or that these results will be achieved.

kodiak

(1) The assumed operational information is presented for illustrative purposes and may not reflect the actual output in a given period, or at all. (2) American Transportation Research Institute, An analysis of the Operational Costs of Trucking: 2024: Update, June 2024. Data as of 2023. Average Annual Cost of a Human Driver calculated by adding 2023 Driver Wages and Benefits which totals to $38.90 x Target Daily Operational Hours 24 x Target Operational Days per Year 365.

Proprietary & Confidential | 42

Kodiak Market Opportunity and Adoption Curve Potential Near-Term Adoption Curve for Kodiak Solutions Total number of Class 8 commercial trucks (including Class 8 (1) tractors and straight trucks) in the U.S. = ~4m % of TAM < 0.1% >1,000’s of Trucks < 0.01% 100’s of Trucks < 0.001% 0.0001% 10’s of Trucks 2 Trucks Current End of 2025 End of 2026 2027 and Beyond Past performance is not a guarantee of future results. All investments involve risk of loss, including loss of principal invested. There can be no assurance that historical trends will continue or that these results will be achieved. (1) American Transportation Research Institute, An Analysis of the Operational Costs of Trucking: 2023 Update, June 2023. Total Class 8 trucks in 2021. Proprietary & Conﬁdential | 43

Transaction Overview Proprietary and Conﬁdential 2025 06

Peer Valuations in Autonomous Vehicle Industry Valuation ($b) Oct-24: Post-money valuation after $5.6b funding round (1) $45.0 Trailing 6 month avg. market cap (2) $11.6 (3) $2.5 (1) As reported by Bloomberg, Alphabet’s Waymo Valued Above $45 Billion After Funding, October 31, 2024. (2) Aurora average of closing share price multiplied by shares outstanding over trailing 6 months,. Proprietary & Conﬁdential | 45 Source Capital IQ as of April 11, 2025. (3) Kodiak valuation based on Business Combination Agreement price.

Transaction Summary

Kodiak is valued at a **$2.5b** pre-money equity value

- $551m of cash-in-trust[1] plus $100m PIPE used to pay down $33m of existing debt and $40m of estimated transaction expenses[2] and provide $578m of cash to the balance sheet
- Existing shareholders roll 100% of interest and will own ~78% of the post-SPAC equity[3][4]
- Private financing raised from Ares, existing investors, and ARK Investments to support Kodiak's growth[5]
- 75m total earnout shares will become issuable to existing shareholders, in three equal tranches upon achievement of VWAP thresholds of $18.00, $23.00 and $28.00, respectively
- AACT will subject 50% of its founder shares (6.3m) to vesting at a VWAP trigger of $18.00 per share within the four-year Earnout Period
- One board seat and one board observer designated for Ares

Select Kodiak Investors

SOROS Fund Management LLC | ARK INVEST | Lightspeed | Battery | BRIDGESTONE

SIP Global Partners | ALIYA | RCM | crv | BMW i Ventures

De-SPAC structure designed for alignment of interest

(1) Assumes 0% redemptions. AACT total cash in trust and trust value per share as of 12/31/24. Does not account for additional accrued interest on cash in trust, which would increase the trust value per share at closing. (2) A portion of the expenses may be paid in common stock. Information assumes all expenses are paid in cash. (3) Includes existing shareholders, including shares underlying Kodiak options and warrants, conversions of Simple Agreements for Future Equity ("SAFEs") and conversion of Second Lien Convertible Notes; excludes earnout shares. Second Lien Convertible Notes convert at a 10% discount to the lowest PIPE price and conversion value includes accrued PIK interest. Numbers may not tie due to rounding. (4) Assumes completion of contemplated $100 million PIPE. (5) As of March 31, 2025, Kodiak had cash and cash equivalents of approximately $49.4 million, pro forma for the funding of the private financing entered into in connection with the business combination agreement.

kodiak

Proprietary & Confidential | 46

Transaction Summary

Estimated Sources & Uses

Sources ($m)[1,2,3]	
AACT Cash in Trust	$551
Equity Rollover	2,500
AACT Sponsor	69
PIPE[4]	100
Total Sources	**$3,219**

Uses ($m)[1,2,3]	
Net Cash to Balance Sheet	$578
Cash to Debt Paydown	33
Estimated Transaction Expenses	40
Equity Rollover	2,500
AACT Sponsor	69
Total Uses	**$3,219**

Illustrative Pro-forma Valuation

$ in m except per share amounts

Trust Value per Share[1]	$11.01
Pro-Forma Shares Outstanding[3]	293
Pro-Forma Equity Value	$3,224
Net Cash	(578)
Pro-Forma Enterprise Value	$2,647

Illustrative Pro-Forma Ownership (%) at Closing



17% AACT Public Shareholders
3% PIPE Investors[4]
2% AACT Sponsor
78% Equity Rollover[2]

(1) Assumes 0% redemptions. AACT total cash in trust and trust value per share as of 12/31/24. Does not account for additional accrued interest on cash in trust, which would increase the trust value per share at closing. Business combination consideration to be calculated based on the redemption price of public shares in connection with closing. (2) Includes existing shareholders, including shares underlying Kodiak options and warrants, conversions of Simple Agreements for Future Equity ("SAFEs") and conversion of Second Lien Convertible Notes; excludes earnout shares. Second Lien Convertible Notes convert at a 10% discount to the lowest PIPE price and conversion value includes accrued PIK interest. Numbers may not tie due to rounding. (3) A portion of the expenses may be paid in common stock. Information assumes all expenses are paid in cash. (4) Assumes: (i) completion of contemplated $100 million PIPE; and (ii) 50% of PIPE prices at discount. PIPE is priced at: (i) trust value per share; or (ii) 10% discount to trust value per share for investments of +$50 million. As of April 14, 2025, $60 million of PIPE investment has committed.

kodiak

Proprietary & Confidential | 47

Summary Proprietary and Conﬁdential 2025 07

Why Kodiak

Kodiak is the only autonomous trucking company to deploy driverless units into customer fleets.

01 $4t+ TAM(1)

Significant TAM in target industries ripe for innovation

- Commercial Trucking
- Public Sector

02 Autonomous Tailwinds

Solving major challenges faced by customers in target industries

- Safety risks
- Labor shortage
- Rising costs
- Inefficient asset use

03 Revenue Generating

Trucks making autonomous deliveries today

- Customer-owned trucks in Permian Basin
- Making deliveries with leading shippers and carriers across extensive operational network with Kodiak's autonomous fleet

04 Single Technology Platform

Unified hardware and software architecture across deployments

- Reliable
- Scalable
- Efficient

05 Strong Customer Traction

Partner-first approach proving technology extensibility

- Atlas partnership
- OTR customer testing
- ~$30m received under DoD contract

06 Deep Management Bench

Led by autonomous and trucking industry veterans with significant experience across AI, Software, Hardware, and Operations

(1) Verified Market Research, Road Freight Transportation Market Size and Forecast. TAM presented is as of 2023 for the global road freight transportation market.

kodiak Proprietary & Confidential | 49

Appendix z Proprietary and Conﬁdential 2025 08

Safety Proprietary and Conﬁdential 2025 09

Quantifying Safety with Probabilistic Risk Assessment Traditional automotive safety standards are powerful Our PRA uses Bayesian probabilistic modeling to tools for managing the risks of traditional automotive estimate the expected per-mile incident rate for components, but are an imperfect ﬁt for identifying and autonomous vehicles. quantifying the behavioral safety risks we encounter on-road. This modeling integrates multiple sources of data, including: Kodiak leverages the Probabilistic Risk Assessment (PRA), ● Real-world testing and operations ● Simulation and engineering analysis a technique reﬁned in the nuclear and aerospace ● ODD knowledge industries, to quantify safety. ● Other data PRA provides a rigorous, data-driven assessment of risk, supporting a measurable and justiﬁable path to deployment readiness, while helping to identify the highest-priority areas for improvement. PRA results are benchmarked against real-world, third-party human driver data to determine whether The PRA is fully reusable across verticals, supporting Kodiak’s system meets or exceeds human-level safety consistency in safety evaluation and enabling a performance. cross-vertical safety case. Proprietary & Conﬁdential | 52

Mapping Risk: Kodiak's PRA Model

Kodiak's PRA model breaks down risks into testable and measurable scenarios, starting broad and progressively narrowing into specific, quantifiable events like "pedestrian-in-lane exposures per mile."

This structured risk taxonomy substantiates a precise assessment of our autonomy system's performance under real-world conditions.

By pinpointing key sources of risk, the PRA allows us to prioritize development towards the highest-impact scenarios, enabling Kodiak to develop a safe system with a small, focused team.

As Kodiak continuously expands and refines our PRA model, we systematically determine new engineering priorities, ensuring continuous refinement and ongoing safety improvements.



All Collisions
Vehicle
Autonomy
Oncoming Vehicle
Overtaking Vehicle
Static Vehicle
Intersection
Fallback
Other
Pedestrian
Emergency Braking
VRU

Illustrative example highlighting relative risk levels by type. Focusing on high-risk scenarios helps engineering prioritize development.

kodiak

Proprietary & Confidential | 53

Prioritize the risks A Continuous Learning Flywheel Risk-informed engineering starts with uncertainty and Test & analyze assumptions. Using PRA, we identify and prioritize risks, the system guiding engineering efforts to mitigate them. Once improvements are made—through software, hardware, or risk model updates—we reanalyze residual risks, update PRA, and repeat the process. This iterative cycle enabled driverless operations in 2024 and now scales to new ODDs. By continuously monitoring, updating, and reﬁning safety, Kodiak maintains a live safety case, supporting real-time risk management. Proprietary & Conﬁdential | 54 Reduce exposure and/or improve performance Estimate the risks with PRA

Risk Factors Proprietary and Conﬁdential 2025 10

Risk Factors RISKS RELATED TO KODIAK’S BUSINESS● Any failure to commercialize our strategic plans at scale may adversely affect ● Autonomous driving is an emerging and rapidly evolving technology and our business, ﬁnancial condition and results of operations. involves signiﬁcant risks and uncertainties. ● We may experience difﬁculties in managing our growth and expanding our ● We have incurred net losses since our inception, and we may not be able to operations. achieve or maintain proﬁtability in the future.● Our success is contingent on our ability to successfully maintain, manage, ● Our limited operating history makes it difﬁcult to evaluate our future execute, retain, and expand our existing customer and partnership prospects and the risks and challenges we may encounter. relationships and obtain new customers and partners which may adversely ● It is possible that our technology will have more limited performance or affect our business, ﬁnancial condition and results of operations. technology development and commercialization may take us longer to ● We depend on the experience and expertise of our senior management team, complete than is currently projected. engineers, and certain other key employees. The loss of any executive ofﬁcer ● Any ﬂaws or misuse of autonomous driving technologies, whether actual or or key employee, or the inability to identify and recruit key employees in a perceived, intended or inadvertent, committed by us or by other third parties, timely manner, may adversely affect our business, ﬁnancial condition and may adversely affect our business, ﬁnancial condition and results of results of operations. operations.● We rely on a limited number of customers for a signiﬁcant portion of our ● Our products and services may not function as intended due to errors in our revenue, and the loss of any one of those customers may adversely affect our software, systems or processes, or human error in administering these business, ﬁnancial condition and results of operations. systems or processes, which may adversely affect our business, ﬁnancial ● We rely on third party suppliers and because some of the key components in condition and results of operations. our products come from limited or sole sources of supply, we are susceptible ● It is possible that the unit economics of our autonomous vehicles do not to supply shortages, long lead times for components, and supply changes. materialize as expected, which may adversely affect our business, ﬁnancial ● We are subject to governmental export and import control laws and condition and results of operations. regulations and trade and economic sanctions, as well as current and potential ● Our services and technology may not be accepted and adopted by the market tariffs on the components of our products. Our failure to comply with these at the pace we expect or at all. laws and regulations and tariffs or unfavorable changes in these laws and ● Our brand and reputation may be harmed by negative publicity or safety and regulations and tariffs may adversely affect our business, prospects, ﬁnancial other concerns. Failure to maintain, protect and enhance our brand may limit condition and results of operations. our ability to expand or retain our customer base.● Issues relating to our use of artiﬁcial intelligence, combined with an uncertain ● We operate in a highly competitive market and some market participants have legal and regulatory environment, may adversely affect our business, ﬁnancial substantially greater resources. If we are unable to compete effectively, our condition and results of operations. business, ﬁnancial condition and results of operations would be adversely affected. Proprietary & Conﬁdential | 56

Risk Factors (continued) ● Unauthorized control or manipulation of systems in autonomous vehicles may ● We are subject to anti-corruption, anti-bribery, anti-money laundering, and cause them to operate improperly or not at all, or compromise their safety and similar laws, and non-compliance with such laws can subject us to data security, which may result in loss of conﬁdence in us and our products administrative, civil and criminal ﬁnes and penalties, collateral consequences, and adversely affect our business, ﬁnancial condition and results of remedial measures and legal expenses, all of which may adversely affect our operations. business, ﬁnancial condition and results of operations. ● Our future insurance coverage may not be adequate to protect us from all business risks or may be prohibitively expensive. RISKS RELATED TO OUR INTELLECTUAL PROPERTY RIGHTS ● We are subject to cybersecurity risks to operational systems, security ● We may not be able to adequately establish, maintain, protect and enforce our systems, infrastructure, integrated software and partners’ and end-customers’ intellectual property and proprietary rights or prevent others from data processed by us or third-party vendors or suppliers and any material unauthorized use of our technology and intellectual property rights, which may failure, weakness, interruption, cyber event, incident or breach of security may adversely affect our business, ﬁnancial condition and results of operations. prevent us from effectively operating our business.● We may be subject to intellectual property infringement claims, which may be ● Interruption or failure of information technology and communications systems expensive and time-consuming to defend, may require us to pay signiﬁcant that we rely upon may adversely affect our business, ﬁnancial condition and damages and may limit our ability to use certain technologies, which may results of operations. adversely affect our business, ﬁnancial condition, and results of operations. ● Our intellectual property rights applications for registration may not issue or RISKS RELATED TO OUR LEGAL AND REGULATORY ENVIRONMENT be registered, which may adversely affect our ability to prevent others from ● We are subject to substantial regulations, including regulations governing commercially exploiting products similar to ours. autonomous vehicles, and unfavorable changes to, or failure by us to comply ● We may not be able to protect our intellectual property rights globally, and with, these regulations may adversely affect our business, ﬁnancial condition changes in patent law may diminish the value of patents in general, thereby and results of operations. impairing our ability to protect our products. ● Our business may be adversely affected by changes in automotive or ● In addition to patented technology, we rely on our unpatented proprietary autonomy safety regulations, enforcement of such regulations, or concerns technology, trade secrets, processes and know-how. that drive further regulation of the autonomous vehicle and trucking ● Our third-party manufacturers and suppliers have access to our protected industries. intellectual property, which may adversely affect our ability to protect our ● We may be subject to claims, lawsuits, government actions, inquiries or trade secrets and enable others to commercially exploit products similar to investigations, and other proceedings that may adversely affect our business, ours. ﬁnancial condition and results of operations.● We use open-source software in our products, which may subject us to ● We may be subject to product liability that may result in signiﬁcant direct or litigation or other actions, which may adversely affect our business, ﬁnancial indirect costs which may adversely affect our business, ﬁnancial condition and condition, and results of operations. results of operations. Proprietary & Conﬁdential | 57

Risk Factors (continued) RISKS RELATED TO GOVERNMENT CONTRACTS● Our credit facilities contain restrictive covenants and other terms that may ● A signiﬁcant portion of our historical revenue has depended on sales to the limit our operating ﬂexibility, which may adversely affect our business, ﬁnancial public sector, and our failure to receive government contracts or changes in condition and results of operations. the contracting or ﬁscal policies of the public sector may adversely affect our ● We rely on assumptions and estimates to calculate certain of our metrics and business, ﬁnancial condition, results of operations, and growth prospects. unit economics and other ﬁgures presented herein, and real or perceived ● Evolving government procurement policies and increased emphasis on cost inaccuracies in such metrics may adversely affect our reputation and our over performance may adversely affect our business. business, ﬁnancial condition and results of operations. ● A decline in the U.S. budget, changes in spending or budgetary priorities, or ● If we fail to develop or maintain an effective system of disclosure controls and delays in contract awards have affected and may continue to signiﬁcantly and internal control over ﬁnancial reporting, our ability to produce timely and adversely affect our future revenue and operations. accurate ﬁnancial statements or comply with applicable regulations may be ● Our contracts with the public sector entities may be terminated by such impaired, which may adversely affect our business, ﬁnancial condition and customer at any time for convenience and ay contain other provisions results of operations. permitting the customer to discontinue contract performance, and if ● If our estimates or judgments relating to our critical accounting policies prove terminated contracts are not replaced, our results of operations may differ to be incorrect, our results of operations may be adversely affected. materially and adversely from those anticipated or from our historical results. In addition, contracts with public sector customers often contain provisions GENERAL AND MACROECONOMIC RISKS with additional rights and remedies favorable to such customers that are not ● Our business is subject to the risks of earthquakes, ﬁre, ﬂoods and other typically found in other commercial contracts. natural catastrophic events, global pandemics, and interruptions by man-made problems, such as terrorism. Material disruptions of our business RISKS RELATED TO FINANCIAL AND TAX MATTERS or information systems resulting from these events may adversely affect our ● We require a signiﬁcant amount of capital to fund our operations and growth, business, ﬁnancial condition and results of operations. and we may require signiﬁcantly more capital investment to run our business ● General business, political and economic conditions, and risks related to the than previously expected. If we cannot obtain sufﬁcient capital on acceptable larger trucking, industrial, oil and gas, and public sector ecosystems, may terms, our business, ﬁnancial condition and results of operations may be adversely affect our business, ﬁnancial condition and results of operations. adversely affected. ● The terms of any ﬁnancing that we pursue may be less favorable than RISKS RELATED TO THE PROPOSED BUSINESS COMBINATION previously anticipated and could become less favorable depending on the ● The consummation of the Proposed Business Combination is expected to be amount of capital we may require. subject to a number of conditions and, if those conditions are not satisﬁed or ● We may incur substantial indebtedness and any failure to meet our debt waived, any deﬁnitive agreement relating to the Proposed Business obligations may adversely affect our business, ﬁnancial condition and results Combination may be terminated in accordance with its terms and the of operations. Proposed Business Combination may not be completed. Proprietary & Conﬁdential | 58

Risk Factors (continued) ● The ability of AACT’s shareholders to exercise redemption rights with respect to a large number of outstanding Class A ordinary shares may prevent AACT from completing the Proposed Business Combination or optimizing its capital structure. ● The beneﬁts of the Proposed Business Combination may not be realized to the extent currently anticipated by AACT and Kodiak, or at all. The ability to recognize any such beneﬁts may be affected by, among other things, competition, the ability of the combined company to grow and manage growth proﬁtably, maintain relationships with customers and suppliers and retain its management and key employees. ● AACT and Kodiak will incur signiﬁcant transaction and transition costs in connection with the Proposed Business Combination, which could be higher than currently anticipated. ● Some of AACT’s executive ofﬁcers and directors may have conﬂicts of interest that may inﬂuence or have inﬂuenced them to support or approve the Proposed Business Combination without regard to your interests or in determining whether Kodiak is an appropriate target for AACT’s initial business combination. ● There are risks to unafﬁliated investors by taking Kodiak public through a business combination rather than through an underwritten offering. ● An active trading market for the combined company’s securities may not develop, which may limit your ability to sell such securities. ● After the closing of the Proposed Business Combination, sales of a substantial number of shares of the combined company’s stock in the public market by existing shareholders could cause the stock price to decline. ● After the closing of the Proposed Business Combination, a signiﬁcant number of shares of the combined company’s stock will be subject to issuance upon exercise of outstanding warrants, which may result in dilution to the combined company’s shareholders. Proprietary & Conﬁdential | 59